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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 2006


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                      1-15274                          26-0037077
(State or other jurisdiction   (Commission File No.)           (I.R.S. Employer
     of incorporation )                                      Identification No.)


6501 Legacy Drive
Plano, Texas                                                   75024-3698
(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code:  (972) 431-1000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement


     On July 21, 2006, the Board of Directors of J. C. Penney Company, Inc. (the "Company"), after considering the recommendations of its Corporate Governance Committee, approved the following compensation for non-employee directors covering the period from September 1, 2006 through May 31, 2007:

o    Cash  retainer  of  $65,000,   payable  quarterly,  for  each  non-employee
     director,   representing   an  annual  retainer  of  $80,000  less  amounts
     previously paid for the period from June 1, 2006 through August 31, 2006.

o    Cash  retainer of $12,500,  payable  quarterly,  for the Chair of the Audit
     Committee,   representing  an  annual  retainer  of  $15,000  less  amounts previously paid for the period from June 1, 2006 through August 31, 2006.

o Cash retainer of $8,125, payable quarterly, for the Chair of the Human Resources and Compensation Committee, representing an annual retainer of $10,000 less amounts previously paid for the period from June 1, 2006 through August 31, 2006.

o Cash retainer of $5,625, payable quarterly, for the respective Chairs of the Corporate Governance and Finance Committees, representing an annual retainer of $7,500 less amounts previously paid for the period from June 1, 2006 through August 31, 2006.

     In addition, the Board approved the payment of an annual retainer of $5,000, payable quarterly, for the newly-created position of Presiding Director (currently Director Clark), which covers the period from June 1, 2006 through May 31, 2007.

     Directors are not paid a fee for meeting attendance, but are reimbursed for expenses incurred in connection with any meeting which they attend in their official capacities as directors.

     Effective July 21, 2006, non-employee directors will no longer receive a per diem fee of $1,000 for each full day of service to the Company in addition to those services which they perform in connection with Board and committee responsibilities. Further, the Board is eliminating the term life insurance benefit for non-employee directors and the Merchandise Discount Program for non-employee directors, effective October 1, 2006.

     Directors may elect to receive all or a portion of their cash retainers in Company Common Stock. A director may also elect to defer payment of all or part of any of their cash retainers under the terms of the Company's Deferred Compensation Plan for Directors.

         A summary of non-employee director compensation for 2006-2007 is filed herewith as Exhibit 10.1.


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Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year

     On July 21, 2006, the Board amended Article III, Section 2 of the Company's Bylaws to increase the mandatory retirement age for directors of the Company from 70 to 72. A copy of the amendment to Article III, Section 2 of the Company's Bylaws is filed herewith as Exhibit 3.1.


Item 9.01(d)      Exhibits.

Exhibit 3.1 Amendment to Article III, Section 2 of the J. C. Penney Company, Inc. Bylaws

Exhibit 10.1   Summary of Non-Employee Director Compensation for 2006-2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               J. C. PENNEY COMPANY, INC.



                                               By: /s/ Joanne L. Bober
                                                 ------------------------------
                                                  Joanne L. Bober
                                                  Executive Vice President,
                                                  General Counsel and Secretary





Date:  July 25, 2006


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                                  EXHIBIT INDEX


Exhibit Number                   Description

      3.1 Amendment to Article III, Section 2 of the J. C. Penney Company, Inc. Bylaws

     10.1            Summary of Non-Employee Director Compensation for 2006-2007

                                                                    Exhibit 3.1


     RESOLVED that the last sentence of Article III, Section 2 of the Company's Bylaws be, and it hereby is, deleted in its entirety, and the following substituted therefore:

          "Notwithstanding  the expiration of a director's  term as set forth in
          Section 3 of this Article III, no person shall be qualified or may continue to serve as a director after attaining age 72."




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                                                                   Exhibit 10.1


                           J. C. Penney Company, Inc.
                       Non-Employee Director Compensation
                        June 1, 2006 through May 31, 2007



Annual Cash Retainer*                                                                    $   80,000

Annual Restricted Stock Unit Award                                                       $  100,000**

Annual Cash Retainer - Audit Committee Chair*                                            $   15,000

Annual Cash Retainer - Human Resources and Compensation Committee Chair*                 $   10,000

Annual Cash Retainer - Corporate Governance / Finance Committee Chairs*                  $    7,500

Annual Cash Retainer - Presiding Director*                                               $    5,000

Annual Cash Retainer - Representatives under Indemnification Trust Agreement*,***        $    5,000


* Retainers are payable quarterly and can be deferred at the director's election, or paid in shares of Company Common Stock, also at the director's election.

** Each non-employee director receives a number of restricted stock units equal to $100,000 divided by the opening price of the Company's Common Stock on the date of grant (rounded up to the nearest whole unit).

*** Directors who serve as Representatives under an Indemnification Trust Agreement among the Company, its wholly owned subsidiary J. C. Penney
Corporation, Inc. and JPMorgan Chase Bank, as trustee (currently Directors Engibous, Jordan, Osborne, and Turner) each receive an additional annual cash retainer of $5,000.